Exhibit 99

28405 Van Dyke Avenue Warren, Michigan 48093 www.AssetAcceptance.com

Contact:

Jeff Tryka or Jeff Lambert

Lambert, Edwards & Associates, Inc.

616-233-0500 / aacc@lambert-edwards.com

Asset Acceptance Capital Corp. Announces First Quarter 2009 Results

Warren, Mich., April 30, 2009 – Asset Acceptance Capital Corp. (NASDAQ: AACC), a leading purchaser and collector of charged-off consumer debt, today announced results for the first quarter of 2009. The Company’s first-quarter results included cash collections of $94.1 million and operating expenses of 50.0 percent of cash collections. The Company reported earnings of $0.15 per fully diluted share for the period.

Asset Acceptance reported cash collections of $94.1 million in the first quarter ended March 31, 2009 versus cash collections of $100.3 million in the same period of 2008. Total revenues were $57.0 million for the first quarter 2009, compared to total revenues of $64.4 million in the first quarter of 2008. Amortization of purchased receivables in the first quarter of 2009 was 39.7 percent of total cash collections versus 36.4 percent in the year ago period. For the 2009 first quarter, the Company reported a net impairment charge of $3.4 million, versus a net impairment charge of $0.4 million in the prior-year first quarter.

Net income for the quarter was $4.6 million, or $0.15 per fully diluted share, compared to net income of $6.8 million, or $0.22 per fully diluted share, for the first quarter of 2008. Earnings Before Interest, Taxes, Depreciation and Amortization, including purchased receivable amortization (“Adjusted EBITDA”), decreased 7.4 percent in the first quarter 2009 to $48.3 million when compared to the year-ago period. Please refer to the table on page 3, which reconciles net income according to Generally Accepted Accounting Principles (“GAAP”) to Adjusted EBITDA.

Rion Needs, President and CEO, commented: “The collections environment continued to be difficult this quarter, but we saw some easing during March. We knew we would face strong headwinds as we entered 2009, and against this backdrop we achieved what we set out to do this quarter. We managed cash collections by continuing to balance our overall capacity and increasing the use of our network of outside collection channels. And we remained focused on achieving a high level of operational discipline as evidenced by our 50 percent cost-to-collect, matching last year’s first quarter operating efficiency despite a much more difficult environment.”

During the first quarter of 2009, the Company invested $22.1 million to purchase charged-off consumer debt portfolios with a face value of $747.8 million, representing a blended rate of 2.95 percent of face value. This compares to the prior-year first quarter, when the Company invested $22.0 million to purchase consumer debt portfolios with a face value of $542.8 million, representing a blended rate of 4.06 percent of face value. All purchase data is adjusted for buybacks.

Asset Acceptance First Quarter 2009 Results

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Mark Redman, Senior Vice President and CFO of Asset Acceptance Capital Corp. commented: “As we signaled last quarter, we carefully controlled our levels of purchasing in the first quarter and expect to do so again in the second quarter in order to free up capital to purchase at what we expect will be more advantageous pricing in the second half of 2009 and early 2010. This strategy allowed us to generate excess cash during the quarter, which we used to pay down our outstanding debt by approximately $19.5 million.”

Needs concluded: “During the first quarter we prudently managed our business with an eye toward what we believe will be the inevitable rebound in industry conditions as the economy turns higher. Having said that, the pricing environment has continued to decline during the quarter and we were able to make investments at lower average pricing levels, which reflect a concurrent decline in liquidation rates. However, our more than 45 years of experience reminds us that collecting on receivables at this stage of delinquency is not a sprint, but more like a marathon. We believe that the actions we’ve taken will generate attractive returns over the long term.”

Asset Acceptance First Quarter 2009 Results

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Reconciliation of GAAP Net Income to Adjusted EBITDA (Unaudited)

The Company provided the following table which reconciles GAAP net income, as reported, to Adjusted EBITDA. The Company indicated that the measure “Adjusted EBITDA” is the basis for its management bonus program and a similar computation is used in its credit agreement’s financial covenants. The Company believes that Adjusted EBITDA, which is generally cash collections less operating expenses (other than non-cash operating expenses, such as depreciation and amortization) represents the Company’s cash generation which can be used to purchase receivables, service debt, pay income taxes, return to shareholders and for other uses. Adjusted EBITDA, which is a non-GAAP financial measure, should not be considered an alternative to, or more meaningful than, net income prepared on a GAAP basis. Additionally, Adjusted EBITDA as computed by the Company may not be comparable to similar metrics used by others in the industry.

	3 months ended March 31,
	2009	2008
Net income	$4,602,144	$6,777,824
Add: interest income and expense (net), income taxes, depreciation	6,344,980	8,520,369
Add (subtract): (gain) loss on disposal of equipment and other assets	1,404	(153,522)
Add: impairment of assets	—	445,651
Add (subtract): other (income) expense	(71,777)	(17,983)

Subtotal	10,876,751	15,572,339
Change to balance of purchased receivables	37,410,073	36,689,362
Non-cash revenue	(32,815)	(147,769)

Adjusted EBITDA	$48,254,009	$52,113,932

Cash collections	$94,116,937	$100,264,281
Other revenues, net	251,519	472,937
Operating expenses	(47,001,669)	(50,102,324)
Depreciation and amortization	885,818	1,027,804
Impairment of assets	—	445,651
Loss (gain) on disposal of equipment	1,404	5,583

Adjusted EBITDA	$48,254,009	$52,113,932

Asset Acceptance First Quarter 2009 Results

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First Quarter 2009 Earnings Conference Call

Asset Acceptance Capital Corp. will host a conference call at 10 a.m. Eastern today to discuss these results and current business trends. To listen to a live Web cast of the call, please go to the investor section of the Company’s web site at www.AssetAcceptance.com. A replay of the Web cast will be available until April 30, 2010.

About Asset Acceptance Capital Corp.

For more than 45 years, Asset Acceptance has provided credit originators, such as credit card issuers including private label card issuers, consumer finance companies, utilities and others, an efficient alternative in recovering defaulted consumer debt. For more information, please visit www.AssetAcceptance.com.

Asset Acceptance Capital Corp. Safe Harbor Statement

This press release contains certain statements, including the Company’s plans and expectations regarding its operating strategies, charged-off receivables and costs, which are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include reference to the Company’s presentations and Web casts. These forward-looking statements reflect the Company’s views, expectations and beliefs at the time such statements were made with respect to such matters, as well as the Company’s future plans, objectives, events, portfolio purchases and pricing, collections and financial results such as revenues, expenses, income, earnings per share, capital expenditures, operating margins, financial position, expected results of operations and other financial items. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that make the timing, extent, likelihood and degree of occurrence of these matters difficult to predict. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “should,” “could,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and outcomes to differ materially from those described in the forward-looking statements. Risk Factors include, among others: ability to purchase charged-off consumer receivables at appropriate prices, ability to continue to acquire charged-off receivables in sufficient amounts to operate efficiently and profitably, employee turnover, ability to compete in the marketplace and acquiring charged-off receivables in industries that the Company has little or no experience. These Risk Factors also include, among others, the Risk Factors discussed under “Item 1A Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K and in other SEC filings, in each case under a section titled “Risk Factors” or similar headings and those discussions regarding risk factors as well as the discussion of forward-looking statements in such sections are incorporated herein by reference. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company expressly disclaims any obligation to update, amend or clarify forward-looking statements.

Asset Acceptance First Quarter 2009 Results

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Supplemental Financial Data

(Unaudited, Dollars in Millions, except collections per account representative)	Q1 ’09	Q4 ’08	Q3 ’08	Q2 ’08	Q1 ’08
Total revenues	$57.0	$55.0	$58.4	$56.5	$64.4
Cash collections	$94.1	$83.3	$90.8	$95.2	$100.3
Operating expenses to cash collections	50.0%	55.2%	55.2%	52.2%	50.0%
Traditional call center collections (Note 1)	$41.0	$35.1	$38.4	$42.2	$47.5
Legal collections	$38.7	$34.9	$38.1	$39.9	$38.2
Other collections (Note 1)	$14.4	$13.3	$14.3	$13.1	$14.6
Amortization rate	39.7%	34.2%	36.0%	41.0%	36.4%
Collections on fully amortized portfolios	$18.3	$17.7	$18.4	$20.3	$22.2
Core amortization rate (Note 2)	49.3%	43.4%	45.1%	52.1%	46.8%
Investment in purchased receivables (Note 3)	$22.1	$32.1	$35.7	$64.9	$22.0
Face value of purchased receivables (Note 3)	$747.8	$634.3	$720.6	$1,920.0	$542.8
Average cost of purchased receivables (Note 3)	2.95%	5.06%	4.96%	3.38%	4.06%
Number of purchased receivable portfolios	31	23	42	52	47
Collections per account representative FTE	$42,940	$34,994	$39,866	$45,538	$53,908
Average account representative FTE’s	955	1,003	966	939	901

Note 1: Amounts reclassified for purposes of comparability to current periods.

Note 2: Core amortization rate is amortization divided by collections on non-fully amortized portfolios.

Note 3: All purchase data is adjusted for buybacks.

Asset Acceptance First Quarter 2009 Results

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The Company provided the following details regarding purchased receivable revenues:

	Three months ended March 31, 2009
Year of Purchase	Collections	Revenue	Amortization Rate (1)		Monthly Yield (2)		Net Impairments	Zero Basis Collections
2003 and prior	$17,233,931	$16,193,556	N/M	%	N/M	%	$(76,300)	$14,133,389
2004	6,876,528	3,323,676	51.7		5.46		2,017,600	1,032,336
2005	7,438,156	3,777,544	49.2		4.38		257,000	42,505
2006	16,272,598	11,240,280	30.9		5.73		796,000	1,997,549
2007	21,118,819	11,223,873	46.9		3.74		—	958,309
2008	24,144,876	10,422,230	56.8		2.68		455,000	89,472
2009	1,032,029	558,520	45.9		3.43		—	—

Totals	$94,116,937	$56,739,679	39.7		5.31		$3,449,300	$18,253,560

	Three months ended March 31, 2008
Year of Purchase	Collections	Revenue	Amortization Rate (1)		Monthly Yield (2)		Net Impairments	Zero Basis Collections
2002 and prior	$14,575,197	$14,187,683	N/M	%	N/M	%	$(550,000)	$13,079,109
2003	11,897,021	10,145,297	14.7		31.89		(481,050)	6,196,687
2004	9,594,231	6,579,328	31.4		7.11		1,050,347	975,199
2005	10,611,978	5,759,834	45.7		3.91		92,986	36,408
2006	24,887,906	15,533,913	37.6		5.56		92,000	1,958,947
2007	27,347,947	11,201,973	59.0		2.50		180,000	—
2008	1,350,001	314,660	76.7		1.38		—	—

Totals	$100,264,281	$63,722,688	36.4		6.20		$384,283	$22,246,350

(1)	“N/M” indicates that the calculated percentage for aggregated vintage years is not meaningful.
(2)	The monthly yield is a weighted-average yield determined by dividing purchased receivable revenues recognized in the period by the average of the beginning monthly carrying values of the purchased receivables for the period presented.

Asset Acceptance First Quarter 2009 Results

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Asset Acceptance Capital Corp.

Consolidated Statements of Income

(Unaudited)

	Three months ended March 31,
	2009	2008
Revenues
Purchased receivable revenues, net	$56,739,679	$63,722,688
Gain on sale of purchased receivables	—	159,105
Other revenues, net	251,519	472,937

Total revenues	56,991,198	64,354,730

Expenses
Salaries and benefits	19,846,517	22,071,973
Collections expense	22,126,683	21,955,673
Occupancy	1,810,861	1,927,488
Administrative	2,330,386	2,668,152
Depreciation and amortization	885,818	1,027,804
Impairment of assets	—	445,651
Loss on disposal of equipment and other assets	1,404	5,583

Total operating expenses	47,001,669	50,102,324

Income from operations	9,989,529	14,252,406
Other income (expense)
Interest income	961	23,251
Interest expense	(2,642,126)	(3,344,597)
Other	71,777	17,983

Income before income taxes	7,420,141	10,949,043
Income taxes	2,817,997	4,171,219

Net income	$4,602,144	$6,777,824

Weighted average number of shares:
Basic	30,610,988	30,553,019
Diluted	30,624,101	30,565,690
Earnings per common share outstanding:
Basic	$0.15	$0.22
Diluted	$0.15	$0.22

Asset Acceptance First Quarter 2009 Results

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Asset Acceptance Capital Corp.

Consolidated Statements of Financial Position

(Unaudited)

	March 31, 2009	December 31, 2008
ASSETS
Cash	$8,262,457	$6,042,859
Purchased receivables, net	346,048,993	361,808,502
Income taxes receivable	1,991,561	3,934,029
Property and equipment, net	12,217,904	12,526,817
Goodwill	14,323,071	14,323,071
Intangible assets	2,400,975	2,453,117
Other assets	6,529,066	7,082,721

Total assets	$391,774,027	$408,171,116

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable	$2,371,682	$3,388,320
Accrued liabilities	19,339,111	21,476,207
Income taxes payable	1,142,554	658,329
Notes payable	162,047,514	181,550,000
Deferred tax liability, net	64,936,256	64,470,002

Total liabilities	249,837,117	271,542,858

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized; issued shares — 33,169,552 at March 31, 2009 and December 31, 2008	331,696	331,696
Additional paid in capital	147,152,609	146,915,791
Retained earnings	39,790,458	35,188,314
Accumulated other comprehensive loss, net of tax	(4,195,172)	(4,664,862)
Common stock in treasury; at cost, 2,596,521 shares at March 31, 2009 and December 31, 2008	(41,142,681)	(41,142,681)

Total stockholders’ equity	141,936,910	136,628,258

Total liabilities and stockholders’ equity	$391,774,027	$408,171,116

Asset Acceptance First Quarter 2009 Results

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Asset Acceptance Capital Corp.

Consolidated Statements of Cash Flows

(Unaudited)

	Three months ended March 31,
	2009	2008
Cash flows from operating activities
Net income	$4,602,144	$6,777,824
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	885,818	1,027,804
Deferred income taxes	470,561	1,510,293
Share-based compensation and other non-cash compensation expense	236,818	246,433
Net impairment of purchased receivables	3,449,300	384,283
Non-cash revenue	(32,815)	(147,769)
Loss on disposal of equipment and other assets	1,404	5,583
Gain on sale of purchased receivables	—	(159,105)
Impairment of intangible assets	—	445,651
Changes in assets and liabilities:
(Decrease) increase in accounts payable and other accrued liabilities	(2,688,351)	3,429,300
Decrease in other assets	553,655	536,083
Increase in net income taxes	2,426,693	2,601,488

Net cash provided by operating activities	9,905,227	16,657,868

Cash flows from investing activities
Investment in purchased receivables, net of buy backs	(21,617,749)	(20,472,028)
Principal collected on purchased receivables	33,960,773	36,305,079
Proceeds from the sale of purchased receivables	—	161,331
Purchase of property and equipment	(526,377)	(2,419,214)
Proceeds from sale of property and equipment	210	—

Net cash provided by investing activities	11,816,857	13,575,168

Cash flows from financing activities
Borrowings under notes payable	15,500,000	—
Repayment of notes payable	(35,002,486)	(27,375,000)
Payment of deferred financing costs	—	(569,544)
Repayment of capital lease obligations	—	(9,056)

Net cash used in financing activities	(19,502,486)	(27,953,600)

Net increase in cash	2,219,598	2,279,436
Cash at beginning of period	6,042,859	10,474,479

Cash at end of period	$8,262,457	$12,753,915

Supplemental disclosure of cash flow information
Cash paid for interest	$2,772,175	$3,434,253
Cash paid for income taxes	27,490	73,390
Non-cash investing and financing activities:
(Increase) decrease in fair value of swap liability	(465,383)	3,374,207
Decrease (increase) in unrealized loss on interest rate swap	469,690	(2,174,008)